                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-C
                          (Exact name of registrant as
                            specified in its charter)



         Delaware            333-82281            41-1743653
      (State or other       (Commission         (IRS Employer
      jurisdiction of       File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the month of March 2002 was distributed to Noteholders on April 15, 2002.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------                   -----------
              20.1                Servicer's Certificate for the month of March 2002.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 -------------------------------
                                 Title: Assistant Vice President



Date: April 13, 2002

                               INDEX TO EXHIBITS

             EXHIBIT
             NUMBER               DESCRIPTION
             -------              -----------
              20.1                Servicer's Certificate for the month of March 2002.